                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2004
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


           Delaware                    333-106925                74-2440850
------------------------------- ------------------------- ----------------------
        (State or other               (Commission              (IRS Employer
        jurisdiction of               File Number)          Identification No.)
        incorporation)


                 745 Seventh Avenue, 7th Floor
                      New York, New York                           10019
------------------------------------------------------------ -------------------
           (Address of principal executive offices)               Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)


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ITEM 5.  Other Events.
         ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $704,969,100.00 in aggregate principal amount Class A1, Class A2, Class AX, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-2AC on January 26, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2003, as supplemented by the Prospectus Supplement, dated January 23, 2004 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Wachovia Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $712,811,610.72 as of January 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.









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ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         ---------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

               1.1 Terms Agreement, dated January 21, 2004, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

               4.1 Trust Agreement, dated as of January 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wachovia Bank, National Association, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

               99.2 Servicing Agreement, dated as of January 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STRUCTURED ASSET SECURITIES
                                               CORPORATION


                                               By:   /s/ Michael C. Hitzmann
                                                     -----------------------
                                                     Name:  Michael C. Hitzmann
                                                     Title: Vice President

Date: February 10, 2004




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                                                  EXHIBIT INDEX

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                       Terms Agreement, dated January 21, 2004, between Structured Asset
                          Securities Corporation, as Depositor and Lehman Brothers Holdings Inc., as
                          the Underwriter.

4.1                       Trust Agreement, dated as of January 1, 2004, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer and Wachovia Bank, National Association, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Servicing Agreement, dated as of January 1, 2004, between Lehman Brothers
                          Holdings Inc. and Aurora Loan Services Inc.